Income Taxes	12 Months Ended
Sep. 28, 2013
Income Tax Disclosure [Abstract]
Income Taxes
INCOME TAXES
Detail of the provision for income taxes from continuing operations consists of the following:

			in millions
	2013	2012	2011
Federal	$341	$310	$320
State	38	22	21
Foreign	30	19	(1)
	$409	$351	$340

Current	$421	$211	$254
Deferred	(12)	140	86
	$409	$351	$340

The reasons for the difference between the statutory federal income tax rate and our effective income tax rate from continuing operations are as follows:

	2013	2012	2011
Federal income tax rate	35.0%	35.0%	35.0%
State income taxes	2.4	1.5	1.6
General business credits	(1.3)	(0.7)	(0.9)
Domestic production deduction	(3.2)	(1.8)	(2.3)
Foreign rate differences and valuation allowances	0.3	1.8	—
Other	(0.6)	0.6	(1.8)
	32.6%	36.4%	31.6%

During fiscal 2013, the domestic production deduction and estimated general business credits decreased tax expense by $40 million and $17 million, respectively.
During fiscal 2012, foreign valuation allowances increased tax expense by $10 million, and the domestic production deduction decreased tax expense by $17 million.
During fiscal 2011, the domestic production deduction and estimated general business credits decreased tax expense by $25 million and $9 million, respectively.
Approximately $53 million, $2 million and $36 million of income from continuing operations before income taxes for fiscal 2013, 2012 and 2011, respectively, were from operations based in countries other than the United States.
We recognize deferred income taxes for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.
The tax effects of major items recorded as deferred tax assets and liabilities as of September 28, 2013, and September 29, 2012, are as follows:

				in millions
	2013		2012
	Deferred Tax		Deferred Tax
	Assets	Liabilities	Assets	Liabilities
Property, plant and equipment	$—	$525	$—	$542
Suspended taxes from conversion to accrual method	—	71	—	76
Intangible assets	—	29	—	35
Inventory	8	110	9	105
Accrued expenses	209	—	193	—
Net operating loss and other carryforwards	77	—	101	—
Insurance reserves	22	—	21	—
Other	60	98	69	90
	$376	$833	$393	$848
Valuation allowance	$(77)		$(78)
Net deferred tax liability		$534		$533

We record deferred tax amounts in Other current assets, Other Assets, Other current liabilities and Deferred Income Taxes in the Consolidated Balance Sheets.
The deferred tax liability for suspended taxes from conversion to accrual method represents the 1987 change from the cash to accrual method of accounting and will be recognized by 2027.
At September 28, 2013, our gross state tax net operating loss carryforwards approximated $457 million and expire in fiscal years 2014 through 2033. Gross foreign net operating loss carryforwards approximated $116 million, of which $27 million expire in fiscal years 2017 through 2022, and the remainder has no expiration. We also have tax credit carryforwards of approximately $22 million that expire in fiscal years 2014 through 2027.
We have accumulated undistributed earnings of foreign subsidiaries aggregating approximately $351 million and $230 million at September 28, 2013, and September 29, 2012, respectively. These earnings are expected to be indefinitely reinvested outside of the United States. If those earnings were distributed in the form of dividends or otherwise, we would be subject to federal income taxes (subject to an adjustment for foreign tax credits), state income taxes and withholding taxes payable to the various foreign countries. It is not currently practicable to estimate the tax liability that might be payable on the repatriation of these foreign earnings.
The following table summarizes the activity related to our gross unrecognized tax benefits at September 28, 2013, September 29, 2012, and October 1, 2011:

			in millions
	2013	2012	2011
Balance as of the beginning of the year	$168	$174	$184
Increases related to current year tax positions	3	3	4
Increases related to prior year tax positions	15	5	21
Reductions related to prior year tax positions	(6)	(10)	(24)
Reductions related to settlements	(2)	(1)	(9)
Reductions related to expirations of statute of limitations	(3)	(3)	(2)
Balance as of the end of the year	$175	$168	$174
The amount of unrecognized tax benefits, if recognized, that would impact our effective tax rate was $149 million and $154 million at September 28, 2013, and September 29, 2012, respectively. We classify interest and penalties on unrecognized tax benefits as income tax expense. At September 28, 2013, and September 29, 2012, before tax benefits, we had $63 million and $64 million, respectively, of accrued interest and penalties on unrecognized tax benefits.
As of September 28, 2013, we are subject to income tax examinations for U.S. federal income taxes for fiscal years 2004 through 2012. We are also subject to income tax examinations by major state and foreign jurisdictions for fiscal years 2003 through 2012 and 2002 through 2012, respectively. We estimate that during the next twelve months it is reasonably possible that unrecognized tax benefits could decrease by as much as $44 million primarily due to expiration of statutes in various jurisdictions and settlements with taxing authorities.